UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2019

BIOANALYTICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 KENT AVENUE WEST LAFAYETTE, INDIANA	47906-1382
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 463-4527

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange where registered

Common Shares	BASi	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On May 7, 2019 Bioanalytical Systems, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to, among other things, report that on May 1, 2019 the Company, through its wholly-owned subsidiary BASi Gaithersburg LLC, f/k/a Oriole Toxicology Services LLC (the “Purchaser”), acquired (the “Acquisition”) substantially all of the assets of Smithers Avanza Toxicology Services LLC (the “Seller”), under the terms and conditions of an Asset Purchase Agreement, dated May 1, 2019, among the Purchaser, the Company, the Seller and the member of the Seller.

This Amendment No.1 to the Initial Form 8-K (“Amendment No. 1”) amends and supplements Item 9.01 of the Initial Form 8-K to provide certain historical financial statements for the Seller and certain pro forma financial information in connection with the Acquisition. Any information required to be set forth in the Initial Form 8-K which is not being amended or supplemented pursuant to this Amendment No. 1 is hereby incorporated by reference. Except as set forth herein, no modifications have been made to the information contained in the Initial Form 8-K and the Company has not updated any information contained therein to reflect the events that have occurred since the date of the Initial Form 8-K. Accordingly, this Amendment No. 1 should be read in conjunction with the Initial Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

1.	The financial statements of Smithers Avanza Toxicology Services LLC as of and for each of the fiscal years ended December 31, 2017 and 2018, together with the notes thereto and the report of the independent auditor thereon, are filed as Exhibit 99.2 to this Amendment No. 1 to Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

1.	Unaudited pro forma condensed combined balance sheet as of December 31, 2018 and unaudited statements of operations for the three months ended December 31, 2018 and for the year ended September 30, 2018, each giving effect to the Acquisition and related financing, and the notes thereto, are filed as Exhibit 99.3 to this Amendment No. 1 to Current Report on Form 8-K/A and are incorporated herein by reference. They were prepared for informational and illustrative purposes in accordance with Rule 8-05 of Regulation S-X. Such information is preliminary and based on currently available information and assumptions that the Company believes are reasonable but may be subject to change. They shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth by specific reference in such filing.

(c)	None.

(d)	Exhibits

The following exhibits are being filed as part of this report:

Exhibit No.	Description

23.1	Consent of Mayer Hoffman McCann P.C., independent auditor to Smithers Avanza Toxicology Services LLC.

99.1	Press release dated May 1, 2019 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 7, 2019).

99.2	Audited financial statements of Smithers Avanza Toxicology Services LLC as of and for each of the fiscal years ended December 31, 2018 and 2017, together with the notes thereto and the report of the independent auditor thereon.

99.3	Unaudited pro forma condensed consolidated balance sheet as of December 31, 2018 and unaudited condensed consolidated statements of operations and comprehensive income (loss) for the three months ended December 31, 2018 and for the year ended September 30, 2018, each giving effect to the acquisition of Smithers Avanza Toxicology Services LLC and related financing, and the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bioanalytical Systems, Inc.

		By:	/s/ Jill Blumhoff
Date:	July 15, 2019		Jill Blumhoff
Chief Financial Officer Vice President - Finance